INCOME TAXES (Details - Deferred taxes) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Deferred tax asset:
Foreign tax credit	$ 2,346	$ 1,615
Net operating loss carryforward	2	2
Lease liability	8,595	5,595
Other	1,099	0
Gross deferred tax assets	12,042	7,212
Deferred tax liability:
Depreciation and amortization	(2,015)	(634)
Right to use asset	(8,595)	(5,595)
Gross deferred tax liability	(10,610)	(6,229)
Less: valuation allowance	(2,346)	(1,379)
Total net deferred tax liabilities	$ (914)	$ (396)